NETTER DIGITAL ENTERTAINMENT, INC.
                        _______________________

             NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on March 21, 1997
                        _______________________

To the Stockholders of Netter Digital Entertainment, Inc.:

     The 1996 Annual Meeting of Stockholders of Netter Digital Entertainment, Inc., a Delaware corporation, will be held on Friday, March 21, 1997, at 2:00 p.m., P.S.T., at the Conference Centre of the Academy of Television Arts and Sciences Complex, 5200 Lankershim Boulevard, North Hollywood,
California, for the following purposes:

             (1)  To elect a Board of Directors; and
             (2) To transact any other business that may properly come before the meeting.

     Only stockholders of record at the close of business on February 18, 1997 are entitled to notice of and to vote at the meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND
SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.

                                           By Order of the Board of Directors


                                           John Copeland
                                           Secretary

North Hollywood, California
February 18, 1997






















                  NETTER DIGITAL ENTERTAINMENT, INC.
                 5200 Lankershim Boulevard, Suite 280
                  North Hollywood, California  91601
                            (818) 753-1990

                            PROXY STATEMENT

                           February 18, 1997

                          GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Netter Digital Entertainment, Inc. ("Netter Digital" or the "Company") for the 1996 Annual Meeting of Stockholders to be held on March 21, 1997 and any postponements or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were first mailed to stockholders on or about February 24, 1997.

     The execution and return of the enclosed proxy will not in any way affect a stockholder's right to attend the Annual Meeting in person. Any stockholder giving a proxy may revoke it before it is voted by so notifying the Secretary of Netter Digital in writing before or at the meeting, by providing a proxy bearing a later date or by attending the meeting and expressing a desire to vote in person. Your cooperation in promptly returning the enclosed proxy will reduce Netter Digital's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

     Only stockholders of record at the close of business on February 18, 1997 are entitled to receive notice of and to vote at the meeting. On that date, Netter Digital had outstanding and entitled to vote at the Annual Meeting 3,317,221 shares of Common Stock, each of which is entitled to one vote at the meeting, except as noted below with respect to the election of directors. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business.

     A plurality of the votes cast is required for the election of directors. Mr. Douglas Netter, who owns 1,731,000 shares of Common Stock, representing 52.2% of the votes entitled to be cast at the Annual Meeting, has advised the Board of Directors that he intends to vote all of his shares for the election of each of the Board's nominees identified in the accompanying
Notice of Annual Meeting.

     Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not taken into account for purposes of determining whether a proposal has been approved by the requisite stockholder vote.

     All proxies will be voted as directed by the stockholder on the proxy card. IF NO CHOICE IS SPECIFIED, PROXIES WILL BE VOTED "FOR" THE
DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.


     If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment, subject to direction by the Board of Directors, to the same extent as the person signing the proxy. It currently is not anticipated that any other matters will be raised at the Annual Meeting.

     The cost of preparing, printing and mailing the Proxy Statement, the Notice and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by Netter Digital. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of Netter Digital, but no additional compensation will be paid to such individuals on account of such activities. Netter Digital will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

                          ELECTION OF DIRECTORS

Nominees and Voting
--------------------------
     Six directors are to be elected at the Annual Meeting. All directors hold office until the next Annual Meeting and until their respective successors are elected and qualified. Directors need not be stockholders.

      Cumulative voting applies to this election. This means that, in the election of directors, each stockholder is entitled to a number of votes equal to the number of his or her shares of stock multiplied by the number of directors to be elected. A stockholder may cast all of such votes for a single nominee or distribute them among the nominees as he or she sees fit.
However, no stockholder is entitled to cumulate votes for a nominee unless the nominee's name has been placed in nomination prior to the vote and a stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder gives such notice, all stockholders may cumulate their votes for nominees.
The persons named in the enclosed form of Proxy may, in their discretion, cumulate votes pursuant to the proxies for any one or more nominees.

     The Board of Directors has nominated for election as directors the six persons named below, five of whom are incumbent directors. All of the nominees have indicated that they are able and willing to serve as a director.

     The Board of Directors recommends that the stockholders vote "FOR" the election of its nominees. Unless otherwise instructed, the Board's proxies intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees. If for any reason any of these nominees will be unable to serve, the Board's proxies will vote instead for such other person or persons as the Board of Directors may recommend.










     The following table sets forth certain information as of February 18, 1997 with respect to the Board's nominees:
                                                                     Director
        Name                                               Age         Since
        ---------------------------------                -------   -----------
        Douglas Netter..................................    75          1995
        John Copeland...................................    46          1995
        Kate Netter Forte...............................    41          1995
        Rowland Perkins.................................    61          1995
        Leonard Silverman...............................    59          1996
        Paul Costa......................................    49            -

Business Experience of Directors During the Past Five Years
-------------------------------------------------------------------------
     DOUGLAS NETTER is the founder of the Company and has been its President, Chief Executive Officer and member of its Board of Directors since its inception in 1979. Mr. Netter was appointed Chairman of the Board in September 1995.

     JOHN COPELAND has been with the Company since its inception serving as a producer on many of the Company's television movies, series and documentaries. He has been the Executive Vice President and Secretary of the Company since September 1995.

     KATE NETTER FORTE joined the Board of Directors in September 1995. From 1991 to the present, Ms. Netter Forte has been the Executive Vice President of Oprah Winfrey's Harpo Films, Inc. Ms. Netter Forte is the daughter of Douglas Netter.

     ROWLAND PERKINS joined the Board of Directors in September 1995.
Mr. Perkins founded and is presently President of Double Eagle
Entertainment, Inc., established to develop and produce a multitude of entertainment products. Prior to that and from 1975 to 1994, Mr. Perkins co-founded and became President of Creative Artists Agency, Inc.

     LEONARD SILVERMAN joined the Board of Directors in June 1996. Dr. Silverman spent most of his professional career at USC and since 1977 has been a Full Professor of Electrical Engineering. He is currently the Dean of the School of Engineering at USC. Dr. Silverman is internationally known for his pioneering work in the theory and application of multivariable control systems and signal processing and has more than 100 publications to his credit.

     PAUL COSTA founded and is presently President of Videssence, Inc., established to design, manufacture and distribute media lighting products incorporating the patented and trademarked SRGB light technology.
Videssence, Inc. became a wholly owned subsidiary of Netter Digital in January 1997.

     The sole family relationship that exists between any of the directors or officers of Netter Digital is that between Douglas Netter and Kate Netter Forte.

Meetings of the Board of Directors and Committees
--------------------------------------------------------------
     Netter Digital maintains an Audit Committee whose current members are Mr. Perkins, Ms. Forte, and Mr. Silverman. The Audit Committee's responsibilities include approval of the selection and engagement of independent accountants and review of the plan and scope of their audit for each year, the results of such audit when completed and their fees for services performed. The Audit Committee also assists and makes recommendations to the Board of Directors in fulfilling the Board's responsibilities relating to Netter Digital's accounting, financial reporting and internal control functions and reviews and passes upon all transactions with affiliates and other persons having a material financial interest in Netter Digital. The Audit Committee met twice concerning fiscal 1996.

     Netter Digital maintains a Compensation Committee whose current members are Mr. Perkins and Mr. Silverman. The Compensation Committee approves the compensation of the executive officers of Netter Digital, formulates and reviews significant compensation policies and decisions and administers Netter Digital's stock option plan. The Compensation Committee met twice during fiscal 1996.

     Netter Digital's Board of Directors met four times during fiscal 1996. Each director attended all of the meetings of the Board of Directors and of any committees on which he or she served. Netter Digital does not maintain a nominating committee.

Compensation of Directors
--------------------------------
     Netter Digital does not currently pay or intend to pay cash compensation to its directors for their services in that capacity; however, directors who are not employees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at Board of Directors or committee meetings. Pursuant to the provisions of the Netter Digital Entertainment, Inc. 1995
Stock Option Plan (the "Plan"), each new non-employee director, within six months after taking office as a member of the Board of Directors of the Corporation (whether elected by the stockholders or the Board of Directors), automatically will be granted a stock option to purchase 30,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Furthermore, it is provided by the Plan that each such Director shall receive additional options to acquire 10,000 shares of Stock on the first anniversary of the Director taking office and another set of options to acquire 10,000 shares of Stock on the second anniversary of the Director taking office, provided the Director still holds office on that anniversary date. As reported in the footnotes of the "Ownership of Common Stock", certain grants have been made to the nonemployee directors of Netter Digital.

                                          EXECUTIVE OFFICERS

     The current executive officers of Netter Digital, their ages and positions are as follows:
                  Name                            Age                    Position
     ------------------------------             -------          -------------------------
Douglas Netter................................     75     Chairman of the Board, President and
                                                             Chief Executive Officer
John Copeland.................................     46     Executive Vice President, Secretary and
                                                             Director
Thomas Jorgenson..............................     41     Chief Operating Officer
George Johnsen................................     42     Senior Vice President - Post Production
                                                             and Technology

     For a description of the business experience of Mr. Netter and Mr. Copeland during the past five years, see "ELECTION OF DIRECTORS -
Business Experience of Directors During the Past Five Years", above.

     MR. JORGENSON joined the Company as Chief Operating Officer in
August 1996.  From 1994 to 1996, Mr. Jorgenson was Co-chairman of the
Board, Chief Operating Officer and Chief Financial Officer of Spectral, Inc., a manufacturer of digital audio editing hardware and software products. From 1984 to 1994, Mr. Jorgenson held various financial, business planning and operations management positions in the operating business units and the corporate office at Harman International Industries, Inc., a Fortune 500 manufacturer of audio equipment.

     MR. JOHNSEN joined the Company as the Director of Post-Production and as an Associate Producer in 1993. He has been Senior Vice President of Post-Production and Technology since September 1995. Prior to joining the Company, Mr. Johnsen founded and operated a digital studio facility for twelve years servicing companies in film, television and special venue production.


                          OWNERSHIP OF COMMON STOCK

     The following table sets forth information with respect to the beneficial ownership of Netter Digital Common Stock as of February 18, 1997 by (i) each director and nominee of the Company, (ii) the CEO of the Company and the three most highly compensated executive officers whose compensation and bonus exceeds $100,000 per annum, and (iii) all of the officers and directors and key employees as a group. The Company is not aware of any other person who is a beneficial owner of more than 5% of its outstanding Common Stock. Unless otherwise indicated, each of the entities and persons named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by it or him, except to the extent that authority is shared by spouses under applicable law.

                                                                         Shares Beneficially
                                                                                Owned
                                                                    ----------------------------
               Name and Address                                        Number         Percent
               -----------------------                              ------------  --------------
               Douglas Netter  (1) (2)                               1,731,000          52.2%
               Paul Costa  (3)                                         341,730          10.3%
               John Copeland  (1)                                      150,000           4.3%
               Geoffrey Talbot  (2)                                    125,000           3.6%
               Rowland Perkins  (4)                                     40,000           1.2%
               Kate Forte  (4)                                          40,000           1.2%
               Leonard Silverman  (4)                                   30,000             *
               Thomas Jorgenson  (5)                                    20,000             *
               George Johnsen  (6)                                      14,000             *

               All Directors and Officers as a group  (7)            2,216,730          64.0%
----------------------------

<F1>
The address for all persons listed is 5200 Lankershim Blvd., North Hollywood, CA  91601
<F2>
* Indicates ownership of less than 1%
<F3>
(1)  In December 1989, Mr. Netter granted Mr. Copeland an option to purchase 100,000 shares owned by Mr. Netter, exercisable at $0.01 per share, and in September 1995, Mr. Netter granted Mr. Copeland an option to purchase 50,000 shares owned by Mr. Netter, exercisable at $4.00 per share.  All of such options are presently exercisable and are included in this table.  Mr. Copeland's options remain unexercised.
<F4>
(2)  In July, Mr. Netter granted Mr. Talbot an option to purchase 200,000 shares owned by Mr.
     Netter, exercisable at $0.01 per share.  In September 1995, Mr. Talbot and Mr. Netter mutually agreed to cancel 50,000 of the previously granted options.  Mr. Talbot presently has options to purchase 125,000 of Mr. Netter's shares of Common Stock, all of which are presently exercisable and included in this table.
<F5>
(3)  In association with the merger of Videssence, Inc. in January 1997, Mr. Costa was issued
     341,730 shares of the Company's common stock.
<F6>
(4)  Under the 1995 Stock Option Plan, Mr. Perkins, Ms. Forte, and Mr. Silverman were each granted options to purchase from the Company 50,000 shares of Company Common
     Stock.  Of these options, 40,000 are currently exercisable at $5.00 per share by Mr.
     Perkins and Ms. Forte while 30,000 are currently exercisable at $5.00 per share by Mr.
     Silverman.  All of such options are included in this table.  To date, no options have been exercised.
<F7>
(5)  Under the 1995 Stock Option Plan, Mr. Jorgenson was granted 100,000 options, of which
     20,000 are currently exercisable at $3.00 per share and are included in this table.  To date, no options have been exercised.
<F8>
(6)  Under the 1995 Stock Option Plan, Mr. Johnsen was granted 50,000 options, of which
     10,000 are currently exercisable at $5.00 per share.  An additional grant of 20,000 was made in December 1996 of which 4,000 are currently exercisable at $3.00 per share.  All exercisable options are included in this table.  To date, no options have been exercised.
<F9>
(7)  Of the shares included as beneficially owned by all directors and officers as a group,
     144,000 shares may be acquired by exercise of options, not including the 275,000 options granted by Mr. Netter to Mr. Copeland and Mr. Talbot.  All of such options are presently exercisable and are included within this table.

                            EXECUTIVE COMPENSATION

Summary Compensation Table
-------------------------------------
     The following table summarizes all compensation paid to Netter Digital's Chief Executive Officer and to each of the other two most highly paid executive officers receiving compensation and bonus in excess of $100,000 for services rendered in all capacities to Netter Digital for the fiscal year ended June 30, 1996.

                                                                        Long Term
                                            Annual Compensation    Compensation Awards
                                          -----------------------  -------------------
           Name and                                               Securities Underlying   All Other
	  Principal Positions (1)        Year      Salary     Bonus (2)       Options/SARs        Comp. (3)
------------------------------  --------  ----------  -----------  --------------------  ------------
Douglas Netter                    1996     $234,753      $55,417            N/A           $7,750 (3)
  CEO/President/Chairman          1995     $156,000      $42,000            N/A              N/A
  of the Board                    1994      $39,000      $39,000            N/A              N/A


John Copeland                     1996     $195,156      $29,167          50,000          $3,500 (3)
  Executive Vice President        1995     $171,600        N/A              N/A              N/A
                                  1994     $165,000        N/A              N/A              N/A

George Johnsen                    1996     $127,778      $21,667          50,000             N/A
  Senior Vice President           1995      $86,228        N/A              N/A              N/A
                                  1994      $83,029        N/A              N/A              N/A
-----------------------------------

<F1>
(1)  Does not include Thomas Jorgenson who was hired in August 1996 as the Company's Chief
     Operating Officer.  His base salary is $140,000.  He has received 100,000 options to purchase
     Company Common Stock and he is entitled to a bonus, as determined by the Board of Directors.
<F2>
(2)  Participation in producer fees of projects produced.
<F3>
(3)  Automobile Allowance.

Option Exercises in Last Fiscal Year and Fiscal Year End Value
-----------------------------------------------------------------------------
	The following table sets forth information with respect to the named executive officers with respect to the unexercised stock options held by them as of the end of the fiscal year ended June 30, 1996. No stock options issued under the 1995 Plan have been exercised.

                                       Number of Securities
                                            Underlying                Value of Unexercised
                                   Unexercised Options held at       In-the-Money Options at
                                        June 30, 1996 (1)               June 30, 1996 (2)
                                 ------------------------------  ------------------------------
          Name                    Exercisable    Unexercisable    Exercisable    Unexercisable
          -----------            -------------  ---------------  -------------  ---------------
          George Johnsen             10,000          40,000            -               -
---------------------------

<F1>
(1)  On December 23, 1996, the Board of Directors approved the issuance of additional stock options under the Plan.  Under his employment agreement, Thomas Jorgenson, Chief Operating Officer, was granted 100,000 options, of which 20,000 are presently exercisable at $3.00 per share.  George
     Johnsen was granted an additional option on 20,000 shares of Common Stock, of which 4,000 are presently exercisable at a price of $3.00 per share.
<F2>
(2)  Based upon the difference between the closing price of the stock on June 28,1996 of $5.00 and the option exercise price.

Employment Agreements
-------------------------------
     In September 1995, the Company entered into a five year employment agreement with Douglas Netter. The Company and Mr. Netter modified his employment agreement, effective October 1, 1996 such that he will receive a flat base salary of $250,000. If the Company attains certain net income targets for fiscal 1997, Mr. Netter will receive warrants to purchase 10,000 shares of Common Stock at an exercise price of $6.50 per share. In subsequent years, Mr. Netter will be entitled to 10,000 warrants in any year the Company attains a net income level determined by the Compensation Committee. Mr. Netter will be granted "piggyback" registration rights in conjunction with any such warrant grant. He also receives customary executive benefits and a $2,000,000 life insurance policy for his designated beneficiary's benefit. Mr. Netter's employment agreement is to be reviewed by the Company's Compensation Committee on or before April 1, 1997 at which time the Company intends to implement an incentive plan based on the Company's performance for its key executives in which Mr. Netter is expected to participate.

     In September 1995, the Company also entered into a five year employment agreement with John Copeland. Under this agreement his base salary is $140,000 plus 25% of the executive producer fees earned by the Company for his services rendered in that capacity for each production ("Producer Fees"). Mr. Copeland's total base salary plus Producer Fees were capped at $190,000 for the first year of service. The Compensation Committee may adjust Mr. Copeland's base salary and base salary cap in its reasonable discretion in any year after the first year. Under the agreement, Mr. Copeland is also entitled to an annual bonus of 2% of the Company's net income before taxes. If the Company attains certain net income targets for fiscal 1997, Mr. Copeland will also receive warrants to purchase 2,500 shares of Common Stock at an exercise price of $6.50 per share. In subsequent years, Mr. Copeland is entitled to 2,500 warrants in any year the Company attains a net income level determined by the Compensation Committee. Mr. Copeland will be granted "piggyback" registration rights in conjunction with any such warrant grant.
He also receives customary executive benefits and a $1,000,000 life insurance policy for his designated beneficiary's benefit.

     George Johnsen also entered into an employment agreement with the Company in December 1995 for an unspecified term which may be terminated by Netter Digital or by Mr. Johnsen at any time, with or without cause, upon thirty days notice to the other party. Under this agreement, Mr. Johnsen receives a base salary of $2,500 per week plus 20% of his producer fees earned by the Company for his services rendered in that capacity for each production he oversees. After one year the Compensation Committee may adjust Mr. Johnsen's base salary and additional compensation in its sole discretion. He also receives customary benefits.

Compensation Committee Report on Repricing of Stock Options
-----------------------------------------------------------------------------
     The Compensation Committee (the "Committee") reviewed its actions taken at its last meeting in previously granting stock options pursuant to the Company's 1995 Stock Option Plan. The Committee noted that the decrease in the Company's stock price had defeated the purpose of the original issuance of the options to provide incentives to the Company's employees. These options were granted at an exercise price of $10.25 per share. The Committee discussed the benefit of providing realistic and meaningful incentives to the Company's employees and certain consultants to the Company. The Company reviewed the recommendations of the Company's
President for the cancellation of the options originally granted and the issuance of options to certain employees and consultants to the Company at the present stock price. In so doing, the Committee approved the cancellation of those options granted in January 1996 pursuant to the 1995 Stock Option Plan and granted new options, effective June 26, 1996 at the current market price of $5.00.

               ROWLAND PERKINS         LEONARD SILVERMAN

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 20, 1995, the Company's Chief Executive Officer entered into a promissory note with the Company in the amount of $194,876, bearing interest at 7.25% per annum. The entire unpaid principal balance and all the accrued interest is due on May 20, 1997.

     During the years ended June 30, 1996 and 1995, the Company contracted with a computer graphics company to produce certain visual effects for two of its productions in the amounts of approximately $1,834,000 and $1,000,000 respectively. Until February 1996, the computer graphics company was 10% owned by the spouse of an officer of the Company.

     During the years ended June 30, 1996 and 1995, the Company rented trailers, in connection with one of its productions, for approximately $118,000 per annum, from a company which is 50% owned by an officer of the Company and his spouse.

     During fiscal years ended June 30, 1996 and 1995, the Company leased some of its recording equipment for approximately $55,000. The supplier is a company owned by an officer of the Company's son and administered by his wife. Management believes the terms of the rental agreement is no less favorable than it could obtain from an unaffiliated third party.

     In March 1996, the Company entered into a six month business consulting agreement with one member of its board of directors ("Consultant") for a monthly fee of $5,000. Under the terms of the agreement, the Consultant is to locate suitable acquisitions or joint ventures or, assist the Company in consummating similar transactions. In the event he is successful he is entitled to a performance fee calculated as a percentage of the consideration paid by the Company.

     In a separate consulting agreement entered into by the same board member and the Company in June 1996, the Company agreed to pay $10,000 per month for two months to assist with the completion of the Videssence merger and to advise Videssence in regard to its current operations.

                              MISCELLANEOUS

Stockholder Proposals
--------------------------
     Stockholder proposals intended to be presented at the 1997 Annual
Meeting of Stockholders must be received by Netter Digital by August 1, 1997 to be considered by Netter Digital for inclusion in Netter Digital's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Secretary, Netter Digital Entertainment, Inc., 5200 Lankershim Blvd., Suite 280, North Hollywood, California 91601.

Compliance with Section 16(a) of the Securities Exchange Act
----------------------------------------------------------------------------
     Section 16(a) of the Securities Exchange Act of 1934 requires Netter Digital's officers and directors, and persons who own more than ten percent of a registered class of Netter Digital's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange
Commission. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish
Netter Digital with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to Netter Digital, or written representations that no Forms 5 were required, Netter Digital believes that, during fiscal 1996, all Section 16(a) filing requirements were complied with in regards to its officers, directors and greater than ten-percent beneficial owners.

Other Matters
-----------------
     Neither Netter Digital nor any of the persons named as proxies knows of any matters to be voted on at the Annual Meeting other than as described in this Proxy Statement. However, if any other matters are properly presented at the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters, subject to direction by the Board of Directors.

     The 1996 Annual Report to Stockholders accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

     WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE,
SIGN AND RETURN THE ENCLOSED PROXY CARD.














































PROXY                  NETTER DIGITAL ENTERTAINMENT, INC.               PROXY

                    PROXY SOLICITED BY BOARD OF DIRECTORS

     Douglas Netter and John Copeland, and each or either of them, with full power of substitution, are hereby appointed proxies to vote the stock of the undersigned in Netter Digital Entertainment, Inc. at the 1996 Annual Meeting of Stockholders on March 21, 1997, and at any postponement and adjournment thereof, to be held at the Conference Centre of the Academy of Television Arts and Sciences Complex, 5200 Lankershim Blvd., North
Hollywood, California 91601 at 2:00 p.m. Pacific Time, with all power that the undersigned would possess if personally present, with authority to vote (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting.

Vote this proxy as follows:
1.  PROPOSAL 1 - ELECTION OF DIRECTORS.
      ___  FOR all Nominees listed below    ___  WITHHOLD AUTHORITY to
           (except as indicated to the           vote for all Nominees
           contrary below)                       listed below

            Douglas Netter, John Copeland, Kate Netter Forte, Rowland Perkins, Leonard Silverman and Paul Costa.

INSTRUCTION:  To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.

              ________________________________________________________
     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.

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      THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS
PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTOR NOMINEES LISTED ABOVE.

IMPORTANT: Please sign exactly as
name appears hereon.

_________________________

_________________________

Dated: _________, 1997

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE IMMEDIATELY DATE, SIGN AND RETURN THIS CARD IN THE
ENCLOSED ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO
THIS IMPORTANT MATTER.